UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6364
Van Kampen Ohio Quality Municipal Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 10/31
Date of reporting period: 4/30/09

Item 1. Report to Shareholders.

The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Ohio Quality Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust’s financial statements and a list of trust investments as of April 30, 2009.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of the trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 4/30/09

Ohio Quality Municipal Trust
Symbol: VOQ
Average Annual	Based on	Based on
Total Returns	NAV	Market Price

Since Inception (9/27/91)	5.77%	5.37%

10-year	3.83	2.44

5-year	1.91	2.46

1-year	–5.66	–5.96

6-month	13.84	10.01

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust’s dividend reinvestment plan, and sale of all shares at the end of the period. The Trust’s advisor has waived or reimbursed fees and expenses from time to time. Absent such waivers/ reimbursements the Trust’s returns would have been lower. Periods of less than one year are not annualized.

The Lehman Brothers Ohio Municipal Bond Index, which has been shown in the Trust’s previous shareholder reports, changed its name to Barclays Capital Ohio Municipal Bond Index as of November 3, 2008. The Barclays Capital Ohio Municipal Bond Index is a broad-based statistical composite of Ohio municipal bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report
For the six-month period ended April 30, 2009

Market Conditions

The six months under review can be divided into two distinct periods in terms of municipal market performance. The first of these, spanning the last two months of 2008, marked one of the worst periods in the history of the financial markets as the sell off that began in September continued through year end. Investors fled risky assets in favor of the relative safety of Treasury securities and money market funds, massive deleveraging and forced selling ensued, and tax-exempt bond funds experienced significant outflows. These factors pushed municipal bond prices to their cheapest levels in history relative to Treasury bonds.

Not surprisingly in this risk-averse environment, the lower-rated segment of the market underperformed, with high-yield municipal bonds (those rated below triple-B or non-rated issues) returning -12.91 percent for the last two months of 2008 (as measured by the Barclays Capital High Yield Municipal Bond Index) while triple-B rated issues returned -7.33 percent and triple-A rated issues returned 3.46 percent (as measured within the Barclays Capital Municipal Bond Index).

The first four months of 2009 were markedly better for municipal bond investors. Credit concerns eased, deleveraging slowed considerably, and investors re-entered the market, driving municipal bond prices higher. Yields declined by as much as 95 basis points on the front end of the municipal yield curve during the period, while yields on long-maturity issues fell roughly 50 basis points. The rally was accompanied by a narrowing of credit spreads, which helped the high-yield segment of the market to outperform. As a result, high-yield municipals returned 10.00 percent, triple-B rated issues returned 11.11 percent and triple-A rated issues returned 4.83 percent for the first four months of 2009.

Although the high-yield segment rebounded nicely in 2009 to date, the gains were not enough to offset the losses in the last two months of 2008. As a result, higher-quality issues outperformed for the overall six-month reporting period. With regard to sectors, performance was largely dependent on credit quality, with the lower-quality industrial development revenue/pollution control revenue (i.e. corporate-backed) and tobacco sectors turning in the worst performance while water and sewer and housing bonds posted the highest returns.

For the first four months of 2009, municipal bond issuance was down 13 percent versus the same period in 2008 yet was easily placed due to robust retail demand. With the continued deterioration of credit quality of municipal bond issuers, insured bond volume represented a mere 12 percent of total issuance, a dramatic decline from the 55 percent average over the past few years. This large increase in uninsured bonds has disrupted many historical measures of value in the municipal bond market. In a significant reversal from the last months of 2008, municipal bond funds saw approximately $17 billion in net inflows as investors recognized the historical cheapness of the municipal sector.

The state of Ohio has a history of careful financial management and conservative debt management. However, Ohio’s long-term decline in economic performance has been exacerbated by the current economic recession and the deep housing market downturn. The state’s exposure to the automotive industry is a particular concern. The state has been actively managing the decline in revenues, but will continue to be challenged over the next several quarters.

Performance Analysis

The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the Trust outperformed the Barclays Capital Ohio Municipal Bond Index (the “Index”).

Total return for the six-month period ended April 30, 2009

Based on	Based on	Barclays Capital
NAV	Market Price	Ohio Municipal Bond Index

13.84%	10.01%	7.12%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The primary contributors to the Trust’s performance during the reporting period included a significant overweight relative to the Index in local general obligation and pre-refunded* bonds, which outperformed the broad municipal market. Holdings in the housing, hospital and public utility sectors, held in the form of inverse floating-rate securities,** were additive to returns as these securities performed well during the reporting period. Additionally, a significant underweight in tobacco bonds was advantageous as the sector had negative total returns for the period.

*Pre-refunding, or advance refunding, is a financing structure under which new bonds are issued to repay an outstanding bond issue, generally on its first call date. The proceeds from the new issuance are held in an escrow of high-quality U.S. government securities dedicated solely to pay interest and principal on the outstanding bond issue. Pre-refunded bonds are the outstanding bonds that will be refunded from this escrow and therefore, are typically rated ‘AAA’.
**An inverse floating-rate security, or “inverse floater”, is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

Other positions, however, detracted from relative performance. A considerable underweight in discount coupon bonds with coupons of 4 to 5 percent hindered performance as these securities were the best performers within the Index for the period. Unfavorable security selection in the industrial revenue and other revenue sectors also held back returns. Lastly, a modest underweight in higher educations bonds was disadvantageous as the sector performed well during the period.

The Trust’s Board of Trustees has approved a procedure whereby the Trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the Trust’s shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

Top 5 Sectors as of 4/30/09 (Unaudited)

Hospital	29.4%
Public Education	14.9
Single-Family	11.6
General Purpose	9.4
Utilities	4.8

Ratings Allocations as of 4/30/09 (Unaudited)

AAA/Aaa	33.9%
AA/Aa	24.4
A/A	13.9
BBB/Baa	8.1
Non-Rated	19.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

Portfolio Management

Van Kampen Ohio Quality Municipal Trust is managed by members of the Adviser’s Municipal Fixed Income team. The Municipal Fixed Income team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-to-day management of the Trust’s portfolio are Thomas Byron, a Vice President of the Adviser, and Robert W. Wimmel, an Executive Director of the Adviser.

Mr. Byron has been associated with the Adviser in an investment management capacity since 1981 and began managing the Trust in July 2005. Mr. Wimmel has been associated with the Adviser in an investment management capacity since 1996 and began managing the Trust in November 2001. All team members are responsible for the execution of the overall strategy of the Trust’s portfolio. The composition of the team may change from time to time.

For More Information About Portfolio Holdings

Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a trust’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Trust’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Van Kampen Ohio Quality Municipal Trust
Portfolio of Investments  ■  April 30, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 172.9% Ohio 170.0%
$400	Akron Bath Copley, OH Jt Twp Hosp Dist Rev Hosp Fac Summa Hosp, Ser A	5.375%	11/15/18	$387,948
1,720	Akron, OH Rev & Impt Var Purp (NATL Insd)	5.250	12/01/18	1,821,102
3,000	American Muni Pwr OH Inc Prairie St Energy Campus Proj A (AGL Insd)	5.250	02/15/19	3,326,610
1,000	Athens Cnty, OH Hosp Fac Rev Impt O’Bleness Mem Rfdg, Ser A	7.125	11/15/33	752,110
3,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/30	2,034,840
4,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/47	2,247,080
700	Centerville, OH Hlthcare Rev Bethany Lutheran Vlg Proj, Ser A	6.000	11/01/38	445,389
1,510	Cleveland, OH Arpt Sys Rev, Ser A (FSA Insd)	5.000	01/01/31	1,511,087
1,000	Cleveland, OH Rfdg (FSA Insd)	5.500	10/01/19	1,155,640
1,000	Cleveland, OH Purp, Ser A (AGL Insd) (b)	5.000	12/01/29	1,016,710
505	Cleveland-Cuyahoga Cnty, OH Port Auth Rev Dev Port Cleveland Bd Fd, Ser B (AMT)	6.500	11/15/14	486,275
1,000	Cleveland-Cuyahoga Cnty, OH Port Auth Rev Student Hsg Euclid Ave Fenn Proj (AMBAC Insd)	5.000	08/01/28	972,220
3,145	Columbus, OH Tax Increment Fin Rev Easton Proj (AMBAC Insd) (Prerefunded @ 6/01/09)	4.875	12/01/24	3,188,558
395	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	5.750	05/15/27	269,299
1,000	Cuyahoga Cnty, OH Hlthcare Fac Rev Mtg Menorah Pk Ctr Wiggins Proj	6.800	02/15/35	724,870
1,000	Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc Proj	7.500	01/01/30	991,560
2,000	Dayton, OH Arpt Rev Rfdg, Ser C (Radian Insd) (AMT)	5.350	12/01/32	1,579,080
1,500	Erie Cnty, OH Hosp Fac Rev Firelands Regl Med Ctr Proj A	5.000	08/15/36	1,099,575
2,500	Erie Cnty, OH Hosp Fac Rev Firelands Regl Med Ctr, Ser A	5.625	08/15/32	2,080,125
1,650	Field, OH Loc Sch Dist Sch Fac Constr & Impt (AMBAC Insd)	5.000	12/01/32	1,541,644
500	Finneytown, OH Loc Sch Dist (NATL Insd)	6.200	12/01/17	602,275
1,000	Franklin Cnty, OH Hlthcare Fac Rev OH Presbyterian, Ser A (Prerefunded @ 7/01/11)	7.125	07/01/29	1,135,060
1,455	Gallia Cnty, OH Loc Sch Dist Sch Impt (FSA Insd)	5.000	12/01/30	1,472,242
2,145	Groveport, OH Inc Tax Rcpt (NATL Insd)	5.000	12/01/20	2,225,437
2,000	Hamilton Cnty, OH Hlthcare Rev Life Enriching Cmnty Proj Rfdg, Ser A	5.000	01/01/37	1,297,560

See Notes to Financial Statements

Van Kampen Ohio Quality Municipal Trust
Portfolio of Investments  ■  April 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Ohio (Continued)
$4,750	Hamilton Cnty, OH Sales Tax Sub Cap Apprec, Ser B (AMBAC Insd)	*	12/01/23	$2,159,492
1,000	Hamilton Cnty, OH Swr Sys Rev Impt Metro Swr Dist, Ser B (NATL Insd)	5.000%	12/01/30	1,011,140
1,000	Harrison, OH Wastewtr Sys & Impt Rfdg (FSA Insd)	5.250	11/01/20	1,053,360
10,000	Lakewood, OH City Sch Dist Sch Impt Rfdg (FSA Insd) (c)	4.500	12/01/31	9,885,100
1,000	Lakota, OH Loc Sch Dist (AMBAC Insd)	7.000	12/01/09	1,037,560
1,000	Lorain Cnty, OH Hosp Rev Catholic Hlthcare Part, Ser B (NATL Insd)	5.625	09/01/15	1,009,740
2,000	Lorain Cnty, OH Hosp Rev Catholic Hlthcare, Ser S	5.375	10/01/30	1,912,940
5,840	Lorain Cnty, OH Hosp Rev Fac Catholic, Ser H (AGL Insd) (c)	5.000	02/01/24	6,011,054
890	Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp Inc Proj (d)	6.500	11/15/12	951,499
1,000	Lucas Cnty, OH Hlthcare Fac Rev Sunset Retirement Rfdg, Ser A	6.375	08/15/15	1,011,700
1,000	Medina, OH Sch Dist Ctf Partn Sch Fac Proj (AGL Insd)	5.250	12/01/31	1,030,550
1,000	Miami Cnty, OH Hosp Fac Upper Vly Med Ctr Impt & Rfdg	5.250	05/15/26	805,230
1,000	Middleburg Heights, OH Southwest Genl Hlth Ctr (FSA Insd)	5.625	08/15/15	1,022,360
2,000	Montgomery Cnty, OH Hosp Rev Grandview Hosp & Med Ctr Rfdg (Prerefunded @ 12/01/09)	5.600	12/01/11	2,053,080
2,000	Montgomery Cnty, OH Rev Catholic Hlth Initiatives, Ser A (d)	6.000	12/01/26	2,119,600
7,500	Montgomery Cnty, OH Rev Catholic Hlth, Ser C-1 (FSA Insd) (c)	5.000	10/01/41	6,893,100
1,100	Montgomery Cnty, OH Rev Miami Valley Hosp, Ser A	6.250	11/15/33	1,118,975
500	Montgomery Cnty, OH Rev Miami Valley Hosp, Ser B (e)	5.250	11/15/39	501,535
1,340	Norwood, OH Tax Increment Rev Fin Cornerstone at Norwood (f)	6.200	12/01/31	879,589
1,500	Ohio Hsg Fin Agy Cap Fd Rev, Ser A (FSA Insd)	5.000	04/01/27	1,538,385
180	Ohio Hsg Fin Agy Mtg Rev Residential, Ser A (GNMA Collateralized) (AMT)	5.250	09/01/30	167,125
1,560	Ohio Hsg Fin Agy Multi Family Hsg Rev Mtg Covenant, Ser C (GNMA Collateralized) (AMT)	5.850	09/20/28	1,609,078
5,550	Ohio Hsg Fin Agy Single Family Mtg Rev (FGIC Insd) (d)	*	01/15/15	4,732,207
1,000	Ohio Hsg Fin Agy Single Family Mtg Rev (FGIC Insd) (Prerefunded @ 1/15/14)	*	01/15/15	802,920

See Notes to Financial Statements

Van Kampen Ohio Quality Municipal Trust
Portfolio of Investments  ■  April 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Ohio (Continued)
$5,850	Ohio Hsg Fin Agy Single Family Mtg Rev (FGIC Insd) (Prerefunded @ 7/15/14)	*	01/15/15	$4,861,057
1,000	Ohio Muni Elec Generation Agy Jt Venture 5 Ctf Ben Int (NATL Insd)	*	02/15/30	270,630
7,500	Ohio St Air Quality Dev Auth Rev Dayton Pwr (BHAC Insd) (AMT) (c)	4.800%	09/01/36	6,558,900
1,380	Ohio St Bldg Auth Adult Correct Bldg, Ser A	5.000	10/01/27	1,430,191
555	Ohio St Dept of Tran Ctf Part Panhandle Rail Line Proj (FSA Insd)	6.500	04/15/12	557,287
10,000	Ohio St Higher Ed Fac Commn Rev Hosp Univ, Ser A (BHAC Insd) (c)	4.750	01/15/46	8,970,500
3,600	Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Pgm, Ser F (GNMA Collateralized) (c)	5.500	09/01/39	3,624,768
2,000	Ohio St Infrastructure Impt, Ser A	5.000	09/01/23	2,154,200
2,000	Ohio St Univ Gen Rcpt, Ser A	5.000	12/01/26	2,026,100
1,000	Ohio St Univ Gen Rcpt, Ser A	5.125	12/01/31	1,006,290
700	Ohio St Wtr Dev Auth Solid Allied Waste N A Inc Proj, Ser A (AMT)	5.150	07/15/15	641,389
1,000	Painesville, OH Loc Sch Dist Sch Constr (NATL Insd)	5.000	12/01/28	992,550
1,000	Ross Cnty, OH Hosp Rev Rfdg Fac Adena Hlth Sys (AGC Insd)	5.750	12/01/35	1,008,740
1,820	Summit Cnty, OH	5.250	12/01/22	1,948,237
1,395	Summit Cnty, OH	5.250	12/01/23	1,493,292
2,475	Toledo, OH City Sch Dist Sch Fac Impt, Ser B (NATL Insd)	5.000	12/01/27	2,478,911
1,805	Toledo, OH Sew Sys Rev (AMBAC Insd)	5.000	11/15/28	1,791,607
1,500	Toledo-Lucas Cnty, OH Port Auth Crocker Pk Pub Impt Proj	5.375	12/01/35	1,204,545
450	Toledo-Lucas Cnty, OH Port Auth Northwest OH Bd Fd, Ser C (AMT)	5.125	11/15/25	299,952
1,050	Toledo-Lucas Cnty, OH Port Auth Northwest OH Bd Fd, Ser D (AMT)	6.900	11/15/20	939,613
500	Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj	6.100	11/01/22	386,375
1,000	Vandalia Butler OH City Sch Dist Montgomery Cnty Sch Impt	5.000	12/01/29	1,013,400
1,140	West Chester Twp OH Rfdg (AMBAC Insd)	5.000	12/01/20	1,192,406
1,180	Worthington, OH City Sch Dist Rfdg (NATL Insd)	6.000	06/01/10	1,247,791

				133,780,346

	Guam 0.5%
500	Guam Pwr Auth Rev, Ser A (AMBAC Insd)	5.250	10/01/34	395,380

See Notes to Financial Statements

Van Kampen Ohio Quality Municipal Trust
Portfolio of Investments  ■  April 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Puerto Rico 1.1%
$1,000	Puerto Rico Elec Pwr Auth Rev, Ser WW	5.000%	07/01/28	$911,320

	U.S. Virgin Islands 1.3%
1,000	Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt, Ser A	6.375	10/01/19	1,014,100

Total Long-Term Investments 172.9% (Cost $140,010,397)				136,101,146

Short-Term Investments 6.0%
Cuyahoga Cnty, OH Rev Cleveland Clinic Sub, Ser B1 ($2,415,000 par, coupon 0.350%, 01/01/39 maturity) (SPA: JP MORGAN CHASE & CO.) (e)				2,415,000
Ohio St Higher Edl Fac Commn Rev Higher Edl Kenyon College ($1,000,000 par, coupon 0.500%, 08/01/33 maturity) (SPA: BANK ONE ILLINOIS N.A.) (e)				1,000,000
Ohio St Higher Edl Fac Rev Case Westn Resv, Ser B–2 ($1,300,000 par, coupon 0.450%, 12/01/44 maturity) (LOC:BANK OF AMERICA N.A.) (e)				1,300,000

Total Short-Term Investments 6.0% (Cost $4,715,000)				4,715,000

Total Investments 178.9% (Cost $144,725,397)				140,816,146

Liability for Floating Rate Note Obligation Related to Securities Held (29.0%) (Cost ($22,825,000))
(22,825)	Notes with interest rates ranging from 0.58% to 1.02% at April 30, 2009 and contractual maturities of collateral ranging from 2024 to 2046 (a) (See Note 1)			(22,825,000)

Total Net Investments 149.9% (Cost $121,900,397)				117,991,146

Other Assets in Excess of Liabilities 0.9%				709,895

Preferred Shares (including accrued distributions) (50.8%)				(40,002,273)

Net Assets Applicable to Common Shares 100.0%				$78,698,768

Percentages are calculated as a percentage of net assets applicable to common shares.

*	Zero coupon bond

(a)	Floating rate notes. The interest rate shown reflects the rates in effect at April 30, 2009.

(b)	Security purchased on a when-issued or delayed delivery commitment basis.

See Notes to Financial Statements

Van Kampen Ohio Quality Municipal Trust
Portfolio of Investments  ■  April 30, 2009 (Unaudited)  continued

(c)	Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(d)	Escrowed to Maturity

(e)	Variable Rate Coupon

(f)	Security has been deemed illiquid.

AGC—AGC Insured Custody Certificates
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
LOC—Letter of Credit
NATL—National Public Finance Guarantee Corp.
Radian—Radian Asset Assurance
SPA—Standby Purchase Agreement

See Notes to Financial Statements

Van Kampen Ohio Quality Municipal Trust
Financial Statements

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $144,725,397)	$140,816,146
Cash	62,470
Receivables:
Interest	2,073,276
Investments Sold	110,000
Other	266

Total Assets	143,062,158

Liabilities:
Payables:
Floating Rate Note Obligations	22,825,000
Investments Purchased	1,009,680
Investment Advisory Fee	41,770
Income Distributions—Common Shares	17,898
Other Affiliates	8,146
Trustees’ Deferred Compensation and Retirement Plans	408,358
Accrued Expenses	50,265

Total Liabilities	24,361,117
Preferred Shares (including accrued distributions)	40,002,273

Net Assets Applicable to Common Shares	$78,698,768

Net Asset Value Per Common Share ($78,698,768 divided by 5,795,897 shares outstanding)	$13.58

Net Assets Consist of:
Common Shares ($0.01 par value with an unlimited number of shares authorized, 5,795,897 shares issued and outstanding)	$57,959
Paid in Surplus	86,866,818
Accumulated Undistributed Net Investment Income	1,497,389
Net Unrealized Depreciation	(3,909,251)
Accumulated Net Realized Loss	(5,814,147)

Net Assets Applicable to Common Shares	$78,698,768

Preferred Shares ($0.01 par value, authorized 100,000,000 shares, 1,600 issued with liquidation preference of $25,000 per share)	$40,000,000

Net Assets Including Preferred Shares	$118,698,768

See Notes to Financial Statements

Van Kampen Ohio Quality Municipal Trust
Financial Statements  continued

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Investment Income:
Interest	$3,844,188

Expenses:
Investment Advisory Fee	336,936
Interest and Residual Trust Expenses	147,765
Preferred Share Maintenance	56,291
Professional Fees	40,061
Accounting and Administrative Expenses	21,517
Transfer Agent Fees	17,131
Reports to Shareholders	12,870
Registration Fees	9,946
Trustees’ Fees and Related Expenses	7,820
Custody	6,327
Depreciation in Trustees’ Deferred Compensation Accounts	(85,043)
Other	5,935

Total Expenses	577,556
Investment Advisory Fee Reduction	91,892
Less Credits Earned on Cash Balances	665

Net Expenses	484,999

Net Investment Income	$3,359,189

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(1,453,811)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(11,784,956)
End of the Period	(3,909,251)

Net Unrealized Appreciation During the Period	7,875,705

Net Realized and Unrealized Gain	$6,421,894

Distributions to Preferred Shareholders	$(161,914)

Net Increase in Net Assets Applicable to Common Shares from Operations	$9,619,169

See Notes to Financial Statements

Van Kampen Ohio Quality Municipal Trust
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$3,359,189	$6,879,988
Net Realized Loss	(1,453,811)	(2,735,028)
Net Unrealized Appreciation/Depreciation During the Period	7,875,705	(19,531,857)
Distributions to Preferred Shareholders:
Net Investment Income	(161,914)	(1,505,943)

Change in Net Assets Applicable to Common Shares from Operations	9,619,169	(16,892,840)
Distributions to Common Shareholders:
Net Investment Income	(2,381,697)	(4,597,047)

Net Change in Net Assets Applicable to Common Shares from Investment Activities	7,237,472	(21,489,887)

From Capital Transactions:
Value of Common Shares Issued Through Dividend Reinvestment	52,005	90,558
Repurchase of Shares	-0-	(497,068)

Net Change in Net Assets Applicable to Common Shares from Capital Transactions	52,005	(406,510)

Net Change in Net Assets Applicable to Common Shares	7,289,447	(21,896,397)
Net Assets Applicable to Common Shares:
Beginning of the Period	71,409,291	93,305,688

End of the Period (Including accumulated undistributed net investment income of $1,497,389 and $681,811, respectively)	$78,698,768	$71,409,291

See Notes to Financial Statements

Van Kampen Ohio Quality Municipal Trust
Financial Statements  continued

Statement of Cash Flows
For the Six Months Ended April 30, 2009 (Unaudited)

Change in Net Assets from Operations (including Preferred Share Distributions)	$9,619,169

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of Investments	(9,900,768)
Proceeds from Sales of Investments	14,117,606
Net Purchases of Short-Term Investments	(4,715,000)
Amortization of Premium	80,527
Accretion of Discount	(347,454)
Net Realized Loss on Investments	1,453,811
Net Change in Unrealized Appreciation on Investments	(7,875,705)
Decrease in Interest Receivables	8,896
Decrease in Other Assets	1,323
Decrease in Receivable for Investments Sold	195,000
Increase in Investment Advisory Fee Payable	594
Decrease in Accrued Expenses	(36,723)
Decrease in Other Affiliates Payable	(4,603)
Decrease in Trustees’ Deferred Compensation and Retirement Plans	(82,733)
Increase in Investments Purchased Payable	1,009,680

Total Adjustments	(6,095,549)

Net Cash Provided by Operating Activities	3,523,620

Cash Flows from Financing Activities
Dividends Paid (net of reinvested dividends $52,005)	(2,382,457)
Proceeds from and Repayments of Floating Rate Note Obligations	(1,125,000)

Net Cash Used for Financing Activities	(3,507,457)

Net Increase in Cash	16,163
Cash at the Beginning of the Period	46,307

Cash at the End of the Period	$62,470

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$147,765

See Notes to Financial Statements

Van Kampen Ohio Quality Municipal Trust
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

	Six Months
	Ended
	April 30,	Year Ended October 31,
	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$12.33	$16.03	$16.76	$16.65	$17.16	$16.86

Net Investment Income	0.58 (a)	1.19 (a)	1.10 (a)	1.03 (a)	1.01	1.04
Net Realized and Unrealized Gain/Loss	1.11	(3.84)	(0.75)	0.22	(0.41)	0.52
Common Share Equivalent of Distributions Paid to Preferred Shareholders:
Net Investment Income	(0.03)	(0.26)	(0.32)	(0.28)	(0.18)	(0.08)
Net Realized Gain	-0-	-0-	-0-	(0.01)	0.00 (f)	(0.02)

Total from Investment Operations	1.66	(2.91)	0.03	0.96	0.42	1.46
Distributions Paid to Common Shareholders:
Net Investment Income	(0.41)	(0.79)	(0.76)	(0.79)	(0.88)	(0.92)
Net Realized Gain	-0-	-0-	-0-	(0.06)	(0.05)	(0.24)

Net Asset Value, End of the Period	$13.58	$12.33	$16.03	$16.76	$16.65	$17.16

Common Share Market Price at End of the Period	$12.91	$12.13	$14.88	$15.19	$15.75	$16.16

Total Return* (b)	10.01% **	–13.88%	2.90%	1.78%	3.14%	8.15%
Net Assets Applicable to Common Shares at End of the Period (In millions)	$78.7	$71.4	$93.3	$97.9	$97.3	$74.3
Ratio of Expenses to Average Net Assets Applicable to Common Shares* (c)	1.33%	1.95%	2.25%	1.32%	1.33%	1.37%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares* (c)	9.21%	7.88%	6.69%	6.20%	6.01%	6.15%
Portfolio Turnover	7% **	52%	27%	35%	10%	5%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets Applicable to Common Shares (c)	1.58%	2.19%	2.46%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (c)	8.96%	7.64%	6.48%	N/A	N/A	N/A

Supplemental Ratios:
Ratio of Expenses (Excluding Interest and Residual Trust Expenses) to Average Net Assets Applicable to Common Shares (c)	0.93%	0.91%	1.08%	1.31%	1.33%	1.37%
Ratio of Expenses (Excluding Interest and Residual Trust Expenses) to Average Net Assets Including Preferred Shares (c)	0.60%	0.59%	0.71%	0.86%	0.90%	0.93%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (d)	8.77%	6.15%	4.73%	4.50%	4.95%	5.66%
Senior Securities:
Total Preferred Shares Outstanding	1,600	1,600	2,000	2,000	2,000	1,400
Asset Coverage Per Preferred Share (e)	$74,188	$69,666	$71,694	$73,967	$73,633	$78,101
Involuntary Liquidating Preference Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average Market Value Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

(a)	Based on average shares outstanding.
(b)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)	Ratios reflect the effect of the dividend payments to preferred shareholders.
(e)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
(f)	Amount is less than $0.01.
N/A=Not Applicable

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Ohio Quality Municipal Trust
Notes to Financial Statements  ■  April 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Ohio Quality Municipal Trust (the “Trust”) is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), but operates as a diversified management investment company. The Trust’s investment objective is to seek to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements

Van Kampen Ohio Quality Municipal Trust
Notes to Financial Statements  ■  April 30, 2009 (Unaudited)  continued

for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of April 30, 2009 in valuing the Trust’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$-0-
Level 2—Other Significant Observable Inputs	140,816,146
Level 3—Significant Unobservable Inputs	-0-

Total	$140,816,146

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a “when-issued” or “delayed delivery” basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2009, the Trust had $1,009,680 of when-issued or delayed delivery purchase commitments.

C. Investment Income Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. Federal Income Taxes It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in “Interest Expense“ and penalties in “Other” expenses on the Statement of Operations. The Trust files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended October 31, 2008, remains subject to examination by taxing authorities.

Van Kampen Ohio Quality Municipal Trust
Notes to Financial Statements  ■  April 30, 2009 (Unaudited)  continued

The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. Capital losses carried forward of $48 expired during the prior fiscal year. At October 31, 2008, the Trust had an accumulated capital loss carryforward for tax purposes of $3,758,014, which will expire according to the following schedule:

Amount	Expiration

$1,455,746	October 31, 2015
2,302,268	October 31, 2016

At April 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$122,008,750

Gross tax unrealized appreciation	$4,658,874
Gross tax unrealized depreciation	(8,676,936)

Net tax unrealized depreciation on investments	$(4,018,062)

E. Distribution of Income and Gains The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.
The tax character of distributions paid during the year ended October 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$322
Tax-exempt income	6,130,059

$6,130,381

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,872
Undistributed tax-exempt income	1,067,408

Net realized gain or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

F. Floating Rate Note Obligations Related to Securities Held The Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the

Van Kampen Ohio Quality Municipal Trust
Notes to Financial Statements  ■  April 30, 2009 (Unaudited)  continued

bonds. The Trust enters into shortfall agreements with the dealer trusts, which commit the Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Trust, thereby collapsing the dealer trusts. The Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption ”Interest and Residual Trust Expenses” on the Trust’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At April 30, 2009, Trust investments with a value of $41,943,422 are held by the dealer trusts and serve as collateral for the $22,825,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at April 30, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended April 30, 2009 were $23,301,439 and 1.28%, respectively.

G. Credits Earned on Cash Balances During the six months ended April 30, 2009, the Trust’s custody fee was reduced by $665 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets including preferred shares and leverage of $10,000,000 entered into to retire previously issued preferred shares of the Trust. The Adviser has agreed to waive investment advisory fees equal to 0.15% of the average daily net assets including current preferred shares and leverage of $10,000,000 entered into to retire previously issued preferred shares of the Trust. During the six months ended April 30, 2009 the Adviser waived approximately $91,900 of its advisory fees. This waiver is voluntary and can be discontinued at any time.
For the six months ended April 30, 2009, the Trust recognized expenses of approximately $7,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the six months ended April 30, 2009, the Trust recognized expenses of approximately $24,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively

Van Kampen Ohio Quality Municipal Trust
Notes to Financial Statements  ■  April 30, 2009 (Unaudited)  continued

“Van Kampen”) cost of providing accounting and legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.
The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the six months ended April 30, 2009 and the year ended October 31, 2008, transactions in common shares were as follows:

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008

Beginning Shares	5,791,705	5,820,801
Shares Issued Through Dividend Reinvestment	4,192	6,305
Shares Repurchased *	-0-	(35,401)

Ending Shares	5,795,897	5,791,705

*	The Trust has a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Trust’s shares trade from their net asset value. For the six months ended April 30, 2009 and the year ended October 31, 2008, the Trust repurchased 0 and 35,401, respectively of its shares at an average discount of 0% and 8.08% respectively from net asset value per share. The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Trustees.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,900,768 and $14,117,606 respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
In order to seek to manage the interest rate exposure of the Trust’s portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust’s portfolio holdings, including derivative instruments, are marked to market each day with the

Van Kampen Ohio Quality Municipal Trust
Notes to Financial Statements  ■  April 30, 2009 (Unaudited)  continued

change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Trust’s effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
For the six months ended April 30, 2009, there were no futures transactions.

B. Inverse Floating Rate Securities The Trust may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trust’s preferred shares. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Trust may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Trust in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Trust. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Trust is paid the residual cash flow from the bonds held by the special purpose trust.
The Trust generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

Van Kampen Ohio Quality Municipal Trust
Notes to Financial Statements  ■  April 30, 2009 (Unaudited)  continued

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

6. Preferred Shares
The Trust has outstanding 1,600 Auction Preferred Shares (APS). Series A contains 1,120 shares and Series B contains 480 shares. Dividends are cumulative and the dividend rates are generally reset every 28 days for Series A, while Series B are generally reset every 7 days through an auction process. Beginning on February 15, 2008 and continuing through April 30, 2009, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate on APS. The average rate in effect on six months ended April 30, 2009 was 0.34%. During the six months ended April 30, 2009, the rates ranged from 0.28% to 3.03%.
Historically, the Trust paid annual fees equivalent to .25% of the preferred share liquidation value for the remarketing effort associated with the preferred auction. Effective March 16, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of .25% of the preferred share liquidation value. These fees are included as a component of ”Preferred Share Maintenance” expense on the Statement of Operations.
The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.
The Trust has the option to enter into additional inverse floating rate securities as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. For the six months ended April 30, 2009, the Trust did not exercise this option.

7. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption

Van Kampen Ohio Quality Municipal Trust
Notes to Financial Statements  ■  April 30, 2009 (Unaudited)  continued

of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statements disclosures.

Van Kampen Ohio Quality Municipal Trust
Board of Trustees, Officers, and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Trust Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*	“Interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Ohio Quality Municipal Trust
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Ohio Quality Municipal Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Ohio Quality Municipal Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Ohio Quality Municipal Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Ohio Quality Municipal Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

VOQSAN 6/09
IU09-02577P-Y04/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Ohio Quality Municipal Trust
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: June 23, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: June 23, 2009
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: June 23, 2009